FRC Founders Index Fund	FRC Founders Index Fund FRC Founders Index Fund: FNDRX Summary Prospectus July 17, 2020 funddocs.filepoint.com/firstrepublic/foundersindex
Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the FRC Founders Index Fund (the “Fund”) shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, funddocs.filepoint.com/firstrepublic/foundersindex, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary, such as a broker-dealer or bank, or, if you are a direct investor, by calling the Fund toll-free at 888-928-0298.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call the Fund toll-free at 888-928-0298 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary.
Before you invest, you may want to review the Fund’s statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated July 17, 2020 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders and other information about the Fund online at funddocs.filepoint.com/firstrepublic/foundersindex. You can also get this information at no cost by calling 888-928-0298 or by sending an e-mail request to founders@firstrepublic.com.
Investment Objective
The Fund seeks to provide investment results that track the total return performance, before fees and expenses, of the First Republic Founders IndexSM (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	1.00%(1)
Redemption Fee (as a percentage of amount redeemed on shares held for 90 days or less)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%
Other Expenses(2)	0.50%
Total Annual Fund Operating Expenses	0.75%
Less: Fee Waiver and/or Expense Reimbursement	(0.25)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (3)	0.50%

(1)	The 1.00% Maximum Sales Charge (Load) Imposed on Purchases will not be charged to investors who have opened an account directly with First Republic Investment Management, Inc.

(2)	Based on estimated amounts for the current fiscal year.

(3)
First Republic Investment Management, Inc. (the “Adviser”) has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding taxes, leverage interest, brokerage commissions, acquired fund fees and expenses, portfolio transaction expenses, interest expense and dividends paid on short sales or extraordinary expenses) in order to limit the Total Annual Fund Operating Expenses to 0.50% of average daily net assets of the Fund shares (the “Expense Cap”). The Expense Cap will remain in effect through at least January 31, 2022, and may be terminated only by the Trust’s Board of Trustees. The Adviser may request recoupment of previously waived fees and paid expenses from the Fund within three years from the date they were waived or paid, provided that such recoupment does not cause the Fund’s expense ratio (after the recoupment is taken into account) to exceed both (1) the Expense Cap in place at the time such amounts were waived or paid and (2) the Fund’s Expense Cap at the time of recoupment.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Caps only through January 31, 2022). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years
FRC Founders Index Fund	$51	$201
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.
Principal Investment Strategies of the Fund
The Fund uses a “passive management” (or indexing) approach to track the performance, before fees and expenses, of the Index. As described in more detail below, the Index seeks to track companies that will potentially benefit from the continued influence of one or more original founders in the ongoing leadership of the business. First Republic Investment Management, Inc. (“FRIM” or the “Adviser”) is the Fund’s investment adviser.
The Index is a rules based benchmark of equity securities issued by publicly traded companies in which the founder or founders are actively involved and remain a key influence in the companies’ strategy. The Index is equal-weighted at the time of rebalancing. The Index defines a founder-influenced company as one in which the founder or founders serve in a key executive role and/or on its board of directors. The Index is intended to track founder-influenced companies that, because of the founder’s continuing presence, are expected to display certain consistent characteristics including the ability to move quickly and innovate, commitment to client satisfaction, focus on culture, and long-term view of the business. The Index is designed to capture the key benefit often observed in founder-led companies - the presence of a high degree of entrepreneurialism in the organizational culture. The Index was created by the Adviser and is maintained by IHS Markit.
The strategy consists of a proprietary quantitative screening methodology to select the companies included in the Index. The companies are selected from the largest 3,000 U.S. companies and foreign issuers that trade in the U.S. (determined by inclusion in the Russell 3000 Index) based on founder-influenced criteria, market capitalization criteria, minimum liquidity criteria, and minimum stock price criteria. The following factors are used to determine a company’s inclusion in the Index and all must be satisfied: (1) a company must have one or more founders currently involved in the business, (2) the company must be a member of the Russell 3000 index, (3) the company must meet a minimum market capitalization, (4) the company must meet a minimum liquidity, and (5) the company must not be a penny stock. There is no weighting of the Index based on these factors and a company is removed from the Index if any of the above-mentioned criteria are no longer met.

The inclusion of numerous founder-influenced companies in the Index permits exposure to a wide range of market capitalizations, industries and stages of development. The Index will be rebalanced quarterly and reconstituted annually, at which times the companies included in the Index will be equal-weighted. As of October 7, 2019, the inception date for the Index, the Index included 328 companies. Due to their inclusion in the Russell 3000 Index, the Fund may invest in securities of foreign issuers that are registered to trade in the U.S.
The Fund normally invests at least 85% of its net assets plus borrowings for investment purposes in the securities of the Index using a replication approach, which means that it normally will invest in all of the securities comprising the Index in proportion to the weightings in the Index. The Fund will be concentrated in a single industry or group of industries to the extent the Index is concentrated; the Fund is considered concentrated if more than 25% of the Fund’s total assets are invested in an industry or group of industries.
Principal Risks of Investing in the Fund
Losing all or a portion of your investment is a risk of investing in the Fund. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Each risk summarized below is considered a “principal risk” of investing in the Fund. The following risks could affect the value of your investment:
Equity Securities Risk
The securities markets are volatile and the market prices of the Fund’s investments in equity securities may decline generally. Equity securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline. Volatility in the securities market may make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis. Market volatility may also adversely affect the broader economy, which in turn may adversely affect the value of securities owned by the Fund and the net asset value (“NAV”) of its shares.
Market Risk
The prices of the securities in which the Fund invests may decline for a number of reasons including market responses to economic and political developments.
Small and Medium Cap Company Risk
The Fund will be exposed to additional risks as a result of its investments in the securities of small and medium capitalization companies. Small and medium capitalization companies may fall out of favor with investors; may have limited product lines, operating histories, markets or financial resources; or may be dependent upon a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Large Cap Company Risk
Large capitalization companies may fall out of favor with investors based on market and economic conditions. In return for the relative stability and low volatility of large capitalization companies, the Fund’s value may not rise as much as the value of funds that focus on companies with smaller market capitalizations.
Industry Concentration/Sector Focus Risk
The Fund’s investments may be concentrated in an industry or group of industries to the extent the Index is so concentrated. To the extent the Fund invests more heavily in particular industries, groups of industries, or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries, groups of industries, or sectors of the economy, and the value of Shares may rise and fall more than the value of shares that invest in securities of companies in a broader range of industries or sectors.

Tracking Error Risk
The Fund’s return may not match or achieve a high degree of correlation with the return of the Index. In order to minimize the market impact of an Index rebalance, the Fund may begin trading to effect the rebalance in advance of the effective date of the rebalance and continue trading after the effective date of the rebalance, which may contribute to tracking error.
Newly Organized Fund Risk
The Fund is newly organized with no operating history, and there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Trust’s Board of Trustees may determine to liquidate the Fund.
Founder-led Company Risk
Companies led by their founders involve risks related to ownership and management of the company. A founder may own a controlling stake in the company that could result in management decisions that negatively affect the remaining shareholders. Being founder-led could also raise entrenchment issues, in which the founder uses his or her position in the company to further his or her personal gain or ambitions, which may negatively affect shareholders.
Passive Investment Risk
The Fund is not actively managed and the Fund’s adviser will not sell a security due to current or projected performance of a security, industry or sector, unless that security is removed from the Index or the selling of that security is otherwise required upon a reconstitution of the Index in accordance with the index methodology.
Foreign Investments Risk
The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.
Recent Market Events Risk
Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the market generally and on specific securities. Periods of market volatility may occur in response to pandemics or other events outside of our control. These types of events could adversely affect the Fund’s performance. For example, since December 2019, a novel strain of coronavirus (COVID-19) has spread globally, which has resulted in the temporary closure of many corporate offices, retail stores, and manufacturing facilities and factories across the world. As the extent of the impact on global markets from the coronavirus is difficult to predict, the extent to which the coronavirus may negatively affect the Fund’s performance or the duration of any potential business disruption is uncertain. Any potential impact on performance will depend to a large extent on future developments and new information that may emerge regarding the duration and severity of the coronavirus and the actions taken by authorities and other entities to contain the coronavirus or treat its impact.
Performance
When the Fund has been in operation for a full calendar year, performance information will be shown here. Updated performance information will be available on the Fund’s website at funddocs.filepoint.com/firstrepublic/foundersindex by calling the Fund toll-free at 888-928-0298.
Management
Investment Adviser: First Republic Investment Management, Inc. (the “Adviser” or “FRIM”) is the Fund’s investment adviser.

Portfolio Managers:
Christopher J. Wolfe, Douglas G. Reid, and Hany M. Boutros are the Portfolio Managers of the Fund and are jointly and primarily responsible for the management of the Fund. They have managed the Fund since inception in July 2020.
Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail to FRC Founders Index Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, by telephone at 888-928-0298, by wire transfer, or through a financial intermediary. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. Financial Intermediaries may aggregate several customer accounts to accumulate the requisite initial investment minimum. The minimum initial and subsequent investment amounts are shown below.

Minimum Initial Investment	$5,000
Minimum Subsequent Investment	$250
Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income, qualified dividend income or capital gains, unless you invest though a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (“IRA”). Distributions on investments made through tax-advantaged arrangements may be taxed later upon withdrawal of assets from those accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.